Exhibit 21
 THERMO FISHER SCIENTIFIC INC. SUBSIDIARIES

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Operating Company LLC	Delaware	100
Thermo Fisher Scientific Senior Financing LLC	Delaware	100
Thermo Fisher Scientific (DE) Holding S.a.r.l.	Luxembourg	100
Laboratory Management Systems, Inc.	Delaware	100
Thermo Fisher Scientific Peru S.R.L. [1% by Fisher Clinical Services (Peru) LLC]	Peru	99
Thermo Fisher Scientific Malaysia Sdn. Bhd.	Malaysia	100
Thermo Fisher Scientific (Barbados) Holding, Limited	Barbados	100
Fisher Clinical Logistics LLC	Delaware	100
Fisher Clinical Services (Suzhou) Co., Ltd.	China	100
Fisher Clinical Services Limited Liability Company [1% by Thermo Fisher Scientific Inc.]	Russia	99
Fisher Clinical Services Japan K.K.	Japan	100
Fisher Clinical Services (Korea) Co., Ltd	Korea	100
TFLP LLC	Delaware	100
Cohesive Technologies Inc.	Delaware	100
Cohesive Technologies (UK) Limited	England	100
Thermo Hypersil-Keystone LLC	Delaware	100
Thermo Electron A/S	Denmark	100
TWX, LLC [22.5% by Thermo Scientific Portable Analytical Instruments Inc.]	Massachusetts	77.5
Thermo Fisher GP LLC	Delaware	100
Thermo Fisher Scientific C.V. [1% by TFLP LLC]	Netherlands	99
Phadia GmbH	Germany	100
Thermo Fisher Scientific (Australia) C.V. [.00009% by Thermo Fisher GP LLC]	Netherlands	99.99991
Thermo Dutch Holdings Limited Partnership [1% by Thermo Finland Holdings LLC]	England	99
Fisher Clinical Services Mexico, S. de R.L. de C.V. [1% by Fisher Clinical Services (Mexico) LLC]	Mexico	99
Fisher Clinical Services (Mexico) LLC	Delaware	100
D-finitive Technologies, Inc.	South Carolina	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Africa Proprietary Ltd	South Africa	100
Thermo Fisher Scientific Middle East Holdings Inc.	Delaware	100
Thermo Portable Holdings LLC	Delaware	100
TSP Holdings I LLC	Delaware	100
Thermo Scientific Portable Analytical Instruments Inc.	Delaware	100
Thermo Fisher Germany B.V.	Netherlands	100
NovaWave Technologies, Inc.	California	100
Thermo Fisher Re Ltd. [20% by Thermo Fisher Insurance Holdings Inc.]	Bermuda	80
Thermo Fisher RE I Corporation	Delaware	100
Thermo Fisher RE II Corporation	Delaware	100
Thermo Fisher Scientific Re Ltd.	Bermuda	100
Thermo Finland Holdings LLC	Delaware	100
Pelican Acquisition Corporation	Delaware	100
Priority Air Holdings Corp	Delaware	100
Priority Air Express, LLC	Delaware	100
Priority Air Express UK Limited	England	100
Priority Air Express Pte. Ltd.	Singapore	100
PAX – DSI Acquisition LLC	Delaware	100
Distribution Solutions International, Inc.	Michigan	100
Thermo EGS Gauging LLC	Delaware	100
EGS Gauging Technical Services Company	Delaware	100
EGS Gauging Ltd.	England	100
Thermo Asset Management Services Inc.	Delaware	100
Thermo CRS Holdings Ltd.	Canada	100
Thermo CRS Ltd. [Series 1 Preferred Shares held by Oxoid Company, Diagnostix Ltd. and Thermo Fisher Scientific (Mississauga) Inc.]	Canada	100
Robocon Labor- und Industrieroboter Gesellschaft m.b.H	Austria	100
Thermo Fisher Scientific West Palm Holdings LLC	Delaware	100
Thermo Electron North America LLC	Delaware	100
picoSpin, LLC	Colorado	100
Loftus Furnace Company	Pennsylvania	100
NAPCO, Inc.	Connecticut	100
Fisher Clinical Services (Colombia) LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher Clinical Services Colombia S.A.S.	Colombia	100
Fisher Clinical Services (Peru) LLC	Delaware	100
Fisher Clinical Services Peru S.R.L [1% by Thermo Fisher Scientific Inc.]	Peru	99
Fisher Servicios Clinicos (Chile) LLC	Delaware	100
Fisher Servicios Clinicos Chile Ltda [1% by Thermo Fisher Scientific Inc.]	Chile	99
Staten Island Cogeneration Corporation	New York	100
Doe & Ingalls Investors, Inc.	Delaware	100
Doe & Ingalls Management, LLC [47% by Thermo Fisher Scientific Inc.]	Delaware	53
Doe & Ingalls of California Operating LLC	North Carolina	100
Doe & Ingalls of Florida Operating LLC	Florida	100
Doe & Ingalls of Maryland Operating LLC	North Carolina	100
Doe & Ingalls of Massachusetts Operating LLC	North Carolina	100
Doe & Ingalls of North Carolina Operating LLC	North Carolina	100
Doe & Ingalls Properties II, LLC	North Carolina	100
Doe & Ingalls Properties, LLC	North Carolina	100
Thermo Electron Export Inc.	Barbados	100
Thermo Fisher Scientific (Mexico City) LLC	Delaware	100
Odyssey Luxembourg Holdings S.C.S. [1% by Odyssey Holdings LLC]	Luxembourg	99
Fisher Worldwide Gene Distribution SPV	Cayman Islands	100
Thermo Fisher Scientific Odyssey Financing (Barbados) SRL	Barbados	100
Thermo Fisher Scientific Odyssey Holdings Limited	England	100
Odyssey Venture Corporation	Delaware	100
Thermo Fisher Scientific Luxembourg Venture Holdings I S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Luxembourg Venture Holdings II S.a.r.l.	Luxembourg	100
Odyssey Holdings Corporation	Delaware	100
One Lambda, Inc	California	100
Linkage Biosciences, Inc.	California	100
Linkage Biosciences, S.a.r.l.	Switzerland	100
Odyssey Luxembourg IP Holdings 1 S.à r.l.	Luxembourg	100
Odyssey Luxembourg IP Holdings 2 S.à r.l.	Luxembourg	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Foundation, Inc.	Massachusetts	100
Thermo Fisher Financial Services Inc.	Delaware	100
Thermo Fisher Scientific Chemicals Inc.	Delaware	100
Russell pH Limited	Scotland	100
Thermo Keytek LLC	Delaware	100
Thermo Finland Holdings MT2 B.V. [10% by Thermo Finland Holdings LLC]	Netherlands	90
Thermo Cayman Holdings Ltd. [21.26% by Thermo Cambridge Limited]	Cayman Islands	78.73
European Laboratory Holdings Limited	Ireland	100
Thermo Fisher Investments (Cayman) Ltd.	Cayman Islands	100
Thermo Fisher Scientific Investments (Luxembourg) II S.a.r.l.	Luxembourg	100
Thermo Fisher Investments (Cayman) LLC	Delaware	100
Thermo Suomi Holding B.V. [33.33% by Life Sciences International Holdings BV	Netherlands	66.67
Thermo Fisher (Finland Holdings 2) LLC	Delaware	100
Thermo Fisher (Finland Holdings) Limited Partnership [.5% by Thermo Fisher (Finland Holdings 2) LLC]	England	99.5
Thermo Finland Holdings MT1 B.V. [.5% by Thermo Fisher (Finland Holdings 2) LLC]	Netherlands	99.5
Thermo Fisher Scientific Oy	Finland	100
Thermo Electron Manufacturing Limited	England	100
Thermo Nicolet Limited	England	100
Thermo Elemental Limited	England	100
Thermo Finnigan Limited	England	100
Thermo Hypersil Ltd	England	100
G V Instruments Limited	England	100
GV Instruments Inc	Delaware	100
GV Instruments Canada Ltd.	Canada	100
Thermo Fisher India Holding B.V. [6.13% by Thermo Fisher Scientific Inc., .68% by Thermo Gamma-Metrics LLC and 30.74% by Thermo Fisher Scientific (Asheville) LLC]	Netherlands	62.45
Thermo Fisher Scientific India Pvt Ltd [.00161 % by Thermo Fisher Scientific Inc., .00320% by Thermo Electron LED GmbH, 2.66891% by Phadia Holding AB, .00001% by Phadia AB, and 22.23825% by Dionex Corporation]	India	75.08802

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
JSC “Thermo Fisher Scientific”	Russia	100
Thermedics Detection de Argentina S.R.L [10% by Thermo Ramsey LLC]	Argentina	90
Fisher Clinical Services Latin America S.R.L. [10% by Thermo Ramsey LLC]	Argentina	90
Thermo Detection de Mexico S. de R.L. de C.V. [.00815586% by Thermo Environmental Instruments LLC and .02975898% by Thermo Fisher Scientific (Mexico City) LLC]	Mexico	99.96208516
Thermo Fisher Scientific eCommerce Solutions, LLC	Delaware	100
Goring Kerr Detection Limited	England	100
Thermo Sentron Canada Inc. [10% by Thermo Fisher Scientific Inc.]	Canada	90
Thermo Ramsey S.A.	Spain	100
Thermo Ramsey LLC	Massachusetts	100
Thermo Fisher Project Cyprus LLC	Delaware	100
Thermo Fisher Scientific Brasil Instrumentos de Processo Ltda. [.01% by Thermo Ramsey LLC]	Brazil	99.99
IntegenX, Inc.	California	100
IntegenX Ltd	England	100
Thermo Re, Ltd.	Bermuda	100
Thermo Electron (Proprietary) Limited	South Africa	100
Odyssey Holdings LLC	Delaware	100
TFS Group Holding I LLC [12.51% by Thermo Luxembourg Holding LLC, 4.70% by Molecular BioProducts, Inc., 20.48% by Fisher Scientific Worldwide Inc., .37% by Fisher Clinical Services Inc., .70% by Liberty Lane Investment LLC, .15% by Fisher Scientific International LLC, 7.40% by Thermo Fisher Scientific Life Investments US Financing II LLC, 13.37% by Erie LP Holding LLC, preferred shares held by Thermo Fisher Scientific Life Investments US Financing I LLC, Fisher Scientific Worldwide Holdings I C.V., and Thermo Fisher Scientific Investments (Sweden) S.a.r.l.]	Delaware	40.32
Thermo Fisher Scientific Luxembourg Sweden Holdings I S.à r.l	Luxembourg	100
Thermo Fisher Scientific Life Investments IV S.a.r.l	Luxembourg	100
Thermo Fisher Scientific Life Investments Malta II Limited [.00001% by Thermo Fisher Scientific Life Investments Malta Holding I LLC and 8.82109% by Thermo Fisher Scientific Life Investments IV S.a.r.l]	Malta	91.17891
Thermo Fisher Scientific Life Investments Malta Holding I LLC	Delaware	100
TFS Group Holding II LLC [12.39% by Thermo Fisher Scientific Life Investments C.V.]	Delaware	87.61

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
TFS Life Holding LLC [6.19% by Thermo Fisher Scientific Life Technologies Investment UK I Limited, .01% by Thermo Fisher Scientific Life Investments US Financing II LLC, preferred shares held by Thermo Fisher Scientific Investments (Sweden) S.a.r.l. and Thermo Fisher Scientific Sweden Holdings LLC]	Delaware	93.80
FSWH II LLC	Delaware	100
FSWH I LLC	Delaware	100
FSWH II C.V. [1.4695% by FSWH II LLC]	Netherlands	98.5305
Thermo Fisher Scientific Canada Financing 1 ULC	Canada	100
Thermo Fisher Scientific Senior Holdings LP [.01% held by Thermo Fisher Scientific Canada Financing 2 ULC]	Canada	99.99
Life Technologies Inc. [109,472 Class B by Thermo Fisher Scientific Life Canada Holding ULC and 690,000 Class A by Fisher Scientific Company]	Canada	100
Thermo Fisher Scientific Canada Financing 2 ULC	Canada	100
Thermo Fisher (CN) Luxembourg Holding S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Panama I Cayman Ltd	Cayman Islands	100
Thermo Fisher Senior Canada Holdings LLC	Delaware	100
Thermo CN Luxembourg LLC	Delaware	100
Thermo Fisher Scientific (Finance I) S.a.r.l. [1.26% by Thermo Luxembourg Holding S.a.r.l.]	Luxembourg	98.74
Fisher Canada Holding ULC 1	Canada	100
Fisher Canada Holding ULC 2	Canada	100
Fisher CLP Holding Limited Partnership [2.65574447% by Fisher Canada Holding ULC 2]	Canada	97.34425553
Fisher Canada Holding ULC 3	Canada	100
Thermo Fisher Scientific Beteiligungsverwaltungs GmbH	Germany	100
Thermo Fisher Diagnostics Aps	Denmark	100
Phadia s.r.o. [1% by Phadia AB]	Czech Republic	99
Phadia Taiwan Inc.	Taiwan	100
Thermo Fisher Diagnostics Limited	England	100
Thermo Fisher Diagnostics K.K.	Japan	100
Thermo Fisher Diagnostics Austria GmbH	Austria	100
Thermo Fisher Diagnostics NV [.0016% by Thermo Fisher Diagnostics Limited]	Belgium	99.9984

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Diagnostics, Sociedade Unipessoal Lda	Portugal	100
Thermo Fisher Diagnostics, S.L.U.	Spain	100
Thermo Fisher Diagnostics Oy	Finland	100
Fiberlite Centrifuge LLC	Delaware	100
Fisher Canada Limited Partnership [1.14% by Fisher Canada Holding ULC 3]	Canada	98.86
Thermo Fisher Scientific (CN) Limited Partnership [.01% by Fisher Canada Holding ULC 3]	Canada	99.99
Fisher Scientific Company	Canada	100
Patheon Inc.	Canada	100
Patheon KK	Japan	100
Patheon U.S. Holdings LLC	Delaware	100
Thermo Fisher Scientific PNM Limited Liability Partnership [50% by Patheon Inc.]	England	50
Thermo Fisher Scientific (PN-I) SRL	Barbados	100
Thermo Fisher Scientific PNM S.a.r.l	Luxembourg	100
Patheon I B.V.	Netherlands	100
Patheon Cooperatief U.A. [1% by Patheon Finance LLC]	Netherlands	99
Patheon Softgels B.V.	Netherlands	100
Patheon Finance LLC	Delaware	100
Patheon Holdings SAS	France	100
Patheon France SAS	France	100
Patheon International AG	Switzerland	100
Patheon Italia S.p.A.	Italy	100
Thermo Fisher Scientific (PN1) UK Ltd	England	100
Patheon UK Limited	England	100
Patheon Calculus Merger LLC	Delaware	100
Patheon Puerto Rico, Inc.	Puerto Rico	100
Patheon Puerto Rico Acquisitions Corporation	Puerto Rico	100
CEPH International Corporation	Puerto Rico	100
Patheon U.S. Holdings Inc.	Delaware	100
Patheon Pharmaceuticals Services Inc.	Delaware	100
Patheon Pharmaceuticals Inc.	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Patheon Banner U.S. Holdings Inc.	Delaware	100
Patheon Softgels Inc.	Delaware	100
Pharmacaps Mexicana S.A. de C.V. [.2% by Patheon Banner U.S. Holdings Inc.]	Mexico	99.8
Thermo Fisher Scientific (PN) UK LLC	Delaware	100
Patheon UK Pension Trustees Limited	England	100
Thermo Fisher Scientific (PN) UK Limited Partnership [1% by Thermo Fisher Scientific (PN) UK LLC]	England	99
Thermo Fisher Scientific FSUKHCO Financing (Barbados) SRL	Barbados	100
Diagnostix Ltd.	Canada	100
Fisher Scientific Oxoid Holdings Ltd.	England	100
Oxoid Company	Canada	100
Fisher Scientific Luxembourg S.a.r.l.	Luxembourg	100
Perbio Science (Canada) Company	Canada	100
Fisher Scientific UK Holding Company Limited	England	100
Fisher Scientific Oy	Finland	100
Fisher Scientific Norway AS	Norway	100
Fisher Scientific A/S	Norway	100
Doublecape Holding Limited	England	100
I.Q. (BIO) Limited	England	100
Oxoid (ELY) Limited	England	100
Doublecape Limited	England	100
Fisher Scientific Ireland Limited	Ireland	100
Doe & Ingalls Limited	Ireland	100
Fisher Scientific Holding U.K., Limited	England	100
Fisher Scientific U.K., Limited	England	100
Orme Scientific Limited	England	100
FSUK Holdings Limited	England	100
Sterilin Limited	England	100
Fisher Scientific UK Holding Company 2	England	100
Fisher Clinical Services U.K. Limited	England	100
Fisher Clinical Services Pte Ltd.	Singapore	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher Clinical Services (Beijing) Co., Ltd.	China	100
Fisher Scientific Europe Holdings B.V.	Netherlands	100
Perbio Science International Netherlands B.V.	Netherlands	100
Fisher Scientific The Hague III B.V. [35.00095% by Fisher Scientific Europe Holdings B.V.]	Netherlands	64.99905
Fisher Scientific The Hague IV B.V. [4.545% by Fisher Scientific The Hague I B.V.	Netherlands	95.455
Acros Organics B.V.B.A. [.3333 by Fisher Scientific The Hague II B.V.]	Belgium	99.6667
Fisher Scientific AG [17.55% by Fisher Scientific S.A.S.]	Switzerland	82.45
Ecochem N.V. [.3333% by Fisher Scientific The Hague II B.V.	Belgium	99.6667
Fisher Scientific The Hague V B.V.	Netherlands	100
Fisher Clinical Services GmbH	Switzerland	100
Fisher BioPharma Services (India) Private Limited [.315% by Fisher Clinical Services U.K. Limited]	India	99.685
Fisher Scientific Ireland Investments Unlimited [.10% by Fisher Scientific Europe Holdings B.V.]	Ireland	99.90
Fisher Scientific of the Netherlands B.V.	Netherlands	100
Fisher Emergo B.V.	Netherlands	100
Fisher Scientific The Hague II B.V.	Netherlands	100
Fisher Scientific The Hague I B.V.	Netherlands	100
Fisher Scientific Jersey Island Limited	Jersey	100
Fisher Maybridge Holdings Limited	England	100
Maybridge Chemical Holdings Limited	England	100
Maybridge Limited	England	100
Maybridge Chemical Company Limited	England	100
Fisher Bioblock Holding II SNC [.99% by Fisher Scientific The Hague II BV]	France	99.01
Thermo Electron Holdings SAS [22.12% by Fisher Canada Limited Partnership]	France	77.88
Inel SAS	France	100
Inel Inc.	Delaware	100
Thermo Electron SAS	France	100
Thermo Electron LED S.A.S.	France	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Jouan Limited	England	100
Thermo Electron Industries	France	100
S.C.I. du 10 rue Dugay Trouin [2% by Thermo Electron Industries]	France	98
Thermo Fisher Scientific Milano Srl [.05% by Thermo Electron Industries]	Italy	99.95
Thermo Fisher Production et Services SAS	France	100
Perbio Science France SAS	France	100
Fisher Scientific S.A.S.	France	100
Fisher Scientific SPRL [.1% by Fisher Bioblock Holding II SNC]	Belgium	99.9
SCI Inno 92 [.0004% by Fisher Bioblock Holding II SNC	France	99.9996
Fisher Scientific S.L.	Spain	100
Fisher Scientific, Unipessoal, Lda.	Portugal	100
Bonsai Tecnologies - Sistemas para Biotecnología e Industria, Unipessoal Lda	Portugal	100
Oxoid Holding SAS	France	100
Thermo Fisher Diagnostics SAS	France	100
Oxoid Senior Holdings Limited	England	100
Oxoid UKH LLC	Delaware	100
Oxoid 2000 Limited	England	100
Oxoid Holdings Limited	England	100
Oxoid International Limited	England	100
Oxoid A/S	Denmark	100
Oxoid Australia Pty. Limited	Australia	100
OXOID CZ s.r.o. [1% by Oxoid Limited]	Czech Republic	99
Thermo Fisher Diagnostics AS	Norway	100
Thermo Fisher Diagnostics AB	Sweden	100
Thermo Fisher Diagnostics AG	Switzerland	100
Thermo Fisher Diagnostics B.V.	Netherlands	100
Oxoid Inc.	Delaware	100
Oxoid New Zealand Limited	New Zealand	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Oxoid N.V. [.01% by Oxoid Holdings Limited]	Belgium	99.99
Thermo Fisher Diagnostics S.p.A.	Italy	100
Oxoid Limited	England	100
Thermo Fisher (Heysham) Limited	England	100
Avocado Research Chemicals Limited	England	100
Thermo Fisher (Kandel) GmbH	Germany	100
G & M Procter Limited	Scotland	100
Oxoid Limited	Ireland	100
Oxoid Pension Trustees Limited	England	100
Thermo Fisher (CN-I) Luxembourg LLC	Delaware	100
Thermo Fisher (CN-II) Luxembourg LLC	Delaware	100
Thermo Fisher Scientific (PN-II) SRL	Barbados	100
Fisher Worldwide Distribution SPV	Cayman Islands	100
Thermo Fisher (CN) Luxembourg S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific PN2 C.V [1% by Thermo Fisher Scientific PN2 LLC]	Netherlands	99
Thermo Fisher Scientific PN2 LLC	Delaware	100
Thermo Fisher Scientific (PN) Austria Holding GmbH	Austria	100
Thermo Fisher Scientific (Panama) B.V.	Netherlands	100
Thermo Fisher Scientific (Panama) II B.V.	Netherlands	100
Thermo Fisher Scientific (Panama) Dutch LLC	Delaware	100
Patheon B.V.	Netherlands	100
Patheon Holdings B.V.	Netherlands	100
Patheon Holdings I B.V.	Netherlands	100
Patheon Holdings II B.V.	Netherlands	100
Thermo Cayman USC Ltd.	Cayman	100
Thermo USC I LLC	Delaware	100
Patheon Biologics Australia Pty Ltd	Australia	100
Patheon Biologics B.V.	Netherlands	100
Patheon Regensburg GmbH	Germany	100
Patheon Life Science Products International GmbH	Austria	100
Patheon I Holding GmbH	Austria	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Patheon Austria GmbH & Co. KG [0% by Patheon I Holding GmbH]	Austria	100
DPI Newco LLC	Delaware	100
Patheon Manufacturing Services LLC	Delaware	100
Patheon Development Services Inc.	Delaware	100
REP GBP I-B Blocker, Inc.	Delaware	100
Patheon Biologics LLC [24% by REP GBP I-B Blocker, Inc.]	Delaware	76
Patheon Biologics (NJ) LLC	Delaware	100
Patheon API Inc.	South Carolina	100
Patheon API Services Inc.	South Carolina	100
Patheon API Manufacturing Inc.	South Carolina	100
Greenville Service Company, Inc. [50% held privately]	Delaware	50
DSM Pharmaceutical Products, Inc.	Delaware	100
Percivia LLC [50% held privately]	Delaware	50
Thermo Fisher Insurance Holdings Inc.	Delaware	100
Perbio Science BVBA	Belgium	100
Thermo Fisher Insurance Holdings LLC [45.62% by Thermo Fisher Re Ltd.]	Delaware	54.38
Thermo Scientific Microbiology Sdn Bhd	Malaysia	100
Thermo Scientific Microbiology Pte Ltd.	Singapore	100
TFS FEI Holding LLC [16.41% by Thermo Fisher Scientific (Finance I) S.a.r.l.]	Delaware	83.59
Thermo Fisher Scientific Sweden Holdings S.a.r.l [1% by Thermo Fisher Scientific Sweden Holdings LLC]	Luxembourg	99
FSII Sweden Holdings I AB	Sweden	100
FSII Sweden Holdings II AB	Sweden	100
Power Sweden Holdings I AB	Sweden	100
FSII Sweden Holdings AB	Sweden	100
Thermo Fisher Scientific Life Canada Holding ULC	Canada	100
Life Technologies Japan Ltd.	Japan	100
Pasteur U.S. Corporation	Delaware	100
Phadia US Market Holdings LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Life Technologies GmbH	Germany	100
Fermentas Sweden AB	Sweden	100
Fermentas UK Limited	England	100
Thermo Fisher Scientific GENEART GmbH	Germany	100
LTC Tech South Africa PTY Ltd.	South Africa	100
Power Sweden Holdings II AB	Sweden	100
Perbio Science AB	Sweden	100
Thermo Fisher Scientific PRB Malta Limited [.03997% by Thermo Fisher Scientific PRB LLC]	Malta	99.96003
Thermo Fisher Scientific PRB LLC	Delaware	100
Thermo Fisher Scientific PRB S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Investments (Luxembourg) S.a.r.l. [1% by FSII Sweden Holdings AB]	Luxembourg	99
Thermo Fisher Scientific CMN LLC	Delaware	100
Thermo Fisher Scientific Malta Holdings LLC	Delaware	100
Thermo Fisher Scientific Investments (Malta) Limited [.00000066% by Thermo Fisher Scientific Malta Holdings LLC]	Malta	99.99999934
Thermo Fisher Scientific Life Investments II S.à r.l.	Luxembourg	100
Thermo Fisher Scientific Life Investments US Financing II LLC [1% by Perbio Science Sweden Holdings AB]	Delaware	99
Life Technologies BPD AB	Sweden	100
Perbio Science Sweden Holdings AB	Sweden	100
Phadia Luxembourg Holdings S.a.r.l.	Luxembourg	100
Phadia Malta Holdings Limited [.00000045935% by Phadia Luxembourg Holdings S.a.r.l.]	Malta	99.99999954065
Fisher Scientific GTF AB	Sweden	100
Fisher Scientific Biotech Line ApS	Denmark	100
CB Diagnostics Holding AB	Sweden	100
CB Diagnostics I AB	Sweden	100
CB Diagnostics AB	Sweden	100
Sweden DIA (Sweden) AB	Sweden	100
Phadia Sweden AB	Sweden	100
Phadia Holding AB	Sweden	100
Phadia Diagnosticos Ltda [1% by Phadia AB]	Brazil	99

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Beijing Phadia Diagnostics Co Ltd	China	100
Allergon AB	Sweden	100
Nanjing WeiKangLe Trading Industrial Co Ltd	China	100
Laboratory Specialties Proprietary Ltd.	South Africa	100
Phadia AB	Sweden	100
Phadia Real Property AB	Sweden	100
Phadia US Inc.	Delaware	100
Life Technologies BPD UK Limited	England	100
Perbio Science UK Limited	England	100
Perbio Science Invest AB	Sweden	100
Perbio Science Nederland B.V.	Netherlands	100
Perbio Science Projekt AB	Sweden	100
Perbio Science Switzerland SA	Switzerland	100
Thermo Fisher Scientific (Finance III) S.a.r.l.	Luxembourg	100
Thermo Fisher (CN) Malta Holdings Limited [.0000001% by Thermo Fisher Scientific (Finance III) LLC]	Malta	99.9999999
Thermo Fisher Scientific (Finance III) LLC	Delaware	100
Thermo Fisher Scientific (Finance II) S.a.r.l.	Luxembourg	100
Thermo Fisher CM II LLC	Delaware	100
Thermo Fisher Scientific Falcon Senior Holdings Inc.	Delaware	100
FEI Company	Oregon	100
ASPEX Corporation	Pennsylvania	100
FEI Korea Ltd.	Korea	100
FEI Houston, Inc.	Delaware	100
FEI Melbourne Pty Ltd.	Australia	100
FEI Saudi Arabia LLC [10% by FEI Europe B.V.]	Saudi Arabia	90
FEI Technologies, Inc.	Oregon	100
FEI EFA, Inc.	Delaware	100
Thermo Fisher Scientific FLC Hong Kong Limited	Hong Kong	100
DCG Systems GmbH	Germany	100
Thermo Fisher Scientific FLC B.V.	Netherlands	100
Thermo Fisher Scientific B.V.	Netherlands	100
Thermo Optek S.A.	Spain	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Finance Company BV	Netherlands	100
Thermo Quest S.A.	Spain	100
Thermo Fisher Scientific FLC II B.V.	Delaware	100
Thermo Fisher Scientific FLC II B.V.	Netherlands	100
FEI Global Holdings C.V. [1% by FEI Technologies, Inc.]	Netherlands	99
FEI Electron Optics International B.V.	Netherlands	100
Thermo Fisher (FEI) Ireland Ltd	Ireland	100
FEI Microscopy Solutions Ltd	Israel	100
FEI CPD B.V.	Netherlands	100
DCG Systems LLC	Delaware	100
DCG Systems C.V. [.01% by DCG Systems, LLC]	Netherlands	99.99
DCG Systems B.V.	Netherlands	100
FEI EFA International Pte. Ltd.	Singapore	100
DCG Systems G.K.	Japan	100
DCG Systems Korea Ltd.	Korea	100
FEI Company of USA (S.E.A.) Pte Ltd.	Singapore	100
FEI Europe B.V.	Netherlands	100
FEI Electron Optics B.V.	Netherlands	100
FEI Hong Kong Company Limited	Hong Kong	100
FEI Trading (Shanghai) Co., Ltd.	China	100
Thermo Fisher Scientific Brno s.r.o.	Czech Republic	100
FEI Asia Pacific Co., Ltd.	China	100
FEI Technology de Mexico S.A. de C.V. [2% by FEI Company]	Mexico	98
FEI Servicos de Nanotecnologia Ltda. [1% by FEI Europe B.V.]	Brazil	99
FEI UK Ltd.	England	100
FEI France SAS	France	100
FEI Italia Srl	Italy	100
FEI SAS	France	100
FEI Company Japan Ltd.	Japan	100
FEI Norway Holding AS	Norway	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
FEI Australia Pty Ltd	Australia	100
FEI Trondheim AS	Norway	100
Thermo Fisher Scientific Norway US Investments LLC	Delaware	100
Thermo Fisher Scientific Norway Holdings AS	Norway	100
Thermo Fisher Scientific Life Senior Holdings, Inc. [15.37% by Thermo Fisher Scientific Norway Holdings AS]	Delaware	84.63
Erie UK 1 LLC	Delaware	100
Thermo Fisher Scientific Invitrogen Financing (Barbados) SRL	Barbados	100
Invitrogen Holdings Ltd.	Scotland	100
Invitrogen Europe Limited	Scotland	100
Erie N2 LLC	Delaware	100
Erie N10 LLC	Delaware	100
Erie UK 4 Limited	England	100
Thermo Fisher Scientific AU II Limited	England	100
Erie Finance LLC	Delaware	100
Applied Biosystems International Inc.	Delaware	100
ABII 2 Limited	England	100
Remel Europe Limited	England	100
Erie N2 UK Limited	England	100
Life Technologies Corporation	Delaware	100
Thermo Fisher Scientific Life Technologies Israel Investment I Limited	England	100
Thermo Fisher Scientific Life Technologies Israel Investment II Limited	England	100
Thermo Fisher Israel Ltd.	Israel	100
STC Bio Manufacturing, Inc.	Illinois	100
HyClone International Trade (Tianjin) Co., Ltd	China	100
Invitrogen Argentina SA	Argentina	100
Invitrogen BioServices India Private Limited [1% by Invitrogen Holdings LLC]	India	99
Invitrogen IP Holdings, Inc.	Delaware	100
Ion Torrent Systems, Inc.	Delaware	100
Molecular Probes, Inc.	Oregon	100
Acoustic Cytometry Systems, Inc.	Delaware	100
Matrix MicroScience Inc.	Colorado	100
Gold Cattle Standard Testing Labs, Inc.	Texas	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Westover Scientific, Inc.	Washington	100
Kettlebrook Insurance Co. ltd. [32.5% by Invitrogen Europe Limited]	Hawaii	67.5
Invitrogen Finance Corp.	Delaware	100
CellzDirect, Inc.	Delaware	100
Applied Biosystems, LLC	Delaware	100
NewcoGen PE, LLC	Delaware	100
BioTrove Corporation	Delaware	100
BioTrove International, Inc.	Delaware	100
Life Technologies Clinical Services Lab, Inc.	Delaware	100
Compendia Bioscience, Inc.	Michigan	100
AcroMetrix LLC	California	100
Ambion, Inc.	Delaware	100
CHK Holdings Inc.	Delaware	100
Applied Biosystems de Mexico S. de R.L. de C.V. [.002% by Applied Biosystems, LLC]	Mexico	99.998
Thermo Fisher Scientific (IVGN) Limited [.84% by Ambion, Inc.]	Hong Kong	99.16
Applied Biosystems B.V.	Netherlands	100
Life Technologies New Zealand Ltd.	New Zealand	100
Invitrogen Hong Kong Limited	Hong Kong	100
Life Technologies Limited [23.5% by Applied Biosystems BV]	Hong Kong	76.5
Life Technologies Holdings PTE Ltd.	Singapore	100
Affymetrix Biotech Shanghai Ltd	China	100
Affymetrix UK Ltd	England	100
Life Technologies Magyarorszag Kft	Hungary	100
Life Technologies Czech Republic s.r.o	Czech Republic	100
Life Technologies Polska Sp z.o.o. [.08% by Invitrogen Holdings LLC]	Poland	99.92
Life Technologies International B.V.	Netherlands	100
Life Technologies Europe B.V.	Netherlands	100
Prionics AG	Switzerland	100
Prionics Italia S.r.l.	Italy	100
Prionics USA Inc.	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Prionics Lelystad B.V.	Netherlands	100
Prionics France SAS	France	100
Prionics Asia Ltd.	Hong Kong	100
IDnostics AG	Switzerland	100
Applied Biosystems Finance B.V.	Netherlands	100
Life Technologies SA	Spain	100
Stokes Bio Ltd.	Ireland	100
Life Technologies s.r.o [2.1% by Applied Biosystems BV]	Slovakia	97.9
Life Technologies AS	Norway	100
Life Technologies Norway Investments US LLC	Delaware	100
Nihon Dynal K.K. [40% held privately]	Japan	60
Dynal Biotech Beijing Limited	China	100
Life Technologies SAS	France	100
Laboratoire Service International - L.S.I	France	100
BAC BV	Netherlands	100
BAC IP BV	Netherlands	100
Thermo Fisher Scientific (IVGN) B.V.	Netherlands	100
Thermo Fisher Scientific Life Tech Korea Holdings LLC	Delaware	100
Life Technologies Brasil Comercio e Industria de Produtos para Biotecnologia Ltda [3.45% by Thermo Fisher CHK Holding LLC]	Brazil	96.55
Thermo Fisher CHK Holding LLC	Delaware	100
Invitrogen Holdings LLC	Delaware	100
Thermo Fisher Bioprocessing Research and Development (Shanghai) Co., Ltd.	China	100
Invitrogen (Shanghai) Investment Co., Ltd.	China	100
Thermo Fisher Scientific (Guangzhou) Co., Ltd	China	100
Thermo Fisher Scientific Life Technologies Luxembourg Holding LLC	Delaware	100
Thermo Fisher Scientific Luxembourg Life Technologies UK Holding S.à r.l	Luxembourg	100
Thermo Fisher Scientific Life Technologies Enterprise Holding Limited	England	100
Thermo Fisher Scientific Luxembourg Enterprise Holdings S.à r.l.	Luxembourg	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Life Enterprises GP LLC	Delaware	100
Thermo Fisher Scientific Life Enterprises C.V. [.10% by Thermo Fisher Scientific Life Enterprises GP LLC]	Netherlands	99.90
Thermo Fisher Scientific Life International GP Holdings LLC	Delaware	100
Thermo Fisher Scientific Life International Holdings I C.V. [.10% by Thermo Fisher Scientific Life International GP Holdings LLC]	Netherlands	99.90
Thermo Fisher Scientific Life CV GP Holdings II LLC	Delaware	100
Thermo Fisher Scientific Life International Holdings II C.V. [.55383943% by Thermo Fisher Scientific Life Investments IV S.a.r.l. and .00000004% by Thermo Fisher Scientific Life CV GP Holding II LLC]	Netherlands	99.44616054
Thermo Fisher Scientific Life NL Holdings GP LLC	Delaware	100
Thermo Fisher Scientific Life Netherlands Holding C.V. [10% by Thermo Fisher Scientific Life NL Holdings GP LLC]	Netherlands	90
Thermo Fisher Scientific Life Technologies Investment UK I Limited	England	100
Thermo Fisher Scientific Holdings (Cayman) I [49.21% by Thermo Fisher Scientific Life Technologies Investment I LLC and .53% by Thermo Fisher Scientific Life Technologies Investments Holding LP]	Cayman Islands	50.26
Thermo Fisher Scientific Holdings (Cayman) II	Cayman Islands	100
Thermo Fisher Scientific Cayman Investments LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific (Luxembourg) II S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific (Cayman) LLC	Delaware	100
Invitrogen Trading (Shanghai) Co., Ltd.	China	100
Life Technologies DaAn Diagnostic (Guangzhou) Co., Ltd. [42.5% held privately]	China	57.5
Life Technologies Finance Ltd.	Scotland	100
Thermo Fisher Scientific (Thailand) Co., Ltd.	Thailand	100
Thermo Fisher Scientific Solutions LLC [20% by Thermo Fisher Scientific Life Tech Korea Holdings LLC]	Korea	80
Applied Biosystems Trading (Shanghai) Company Ltd.	China	100
Shanghai Life Technologies Biotechnology Co. Limited	China	100
Applied Biosystems Taiwan LLC	Delaware	100
Life Technologies Co., Ltd. [42.6% by Applied Biosystems BV]	Taiwan	57.4
Life Technologies Chile SpA	Chile	100
PE AG	Switzerland	100
ZAO PE Biosystems	Russia	100
Affymetrix, Inc	Delaware	100
Affymetrix Japan K.K.	Japan	100
Bender MedSystems GmbH	Austria	100
eBioscience, Ltd	England	100
eBioscience SAS	France	100
Panomics, L.L.C.	California	100
Panomics S.R.L.	Italy	100
USB Corporation	Ohio	100
Thermo Fisher Scientific Sweden Holdings LLC [.2936% by Thermo Fisher Scientific Investments (Sweden) S.a.r.l.]	Delaware	99.7064
Princeton Gamma-Tech Instruments LLC	Delaware	100
TPI Real Estate Holdings LLC	Delaware	100
Comtest Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Electron Metallurgical Services, Inc.	Texas	100
ONIX Systems Inc.	Delaware	100
Thermo Process Instruments GP, LLC	Delaware	100
Thermo Process Instruments, L.P [.10% by Thermo Process Instruments GP, LLC]	Texas	99.90
Thermo Measuretech Canada Inc.	Canada	100
Onix Holdings Limited	England	100
CAC Limited	England	100
Thermo Measurement Ltd	England	100
Thermo Onix Limited	England	100
Thermo Electron Scientific Instruments LLC	Delaware	100
Thermo Fisher Scientific Japan Holdings I B.V.	Netherlands	100
Fuji Partnership [17.8184% by Thermo Fisher Scientific Japan Holdings II B.V. and 10.1634% by Thermo Fisher Scientific Japan Holdings III B.V.]	Japan	72.0182
TK Partnership (aka Silent Partnership) [44.66% by Thermo Fisher Scientific K.K.]	Japan	55.34
Thermo Fisher Scientific (NK) LLC	Delaware	100
Thermo Fisher Eurobonds Ltd.	Cayman Islands	100
Thermo Fisher Scientific LSI Financing (Barbados) SRL	Barbados	100
Thermo Fisher Scientific (Mississauga) Inc. [Thermo Finnigan LLC owns 100 Series A Preferred shares]	Canada	100
Life Sciences International Limited	England	100
Hybaid Limited	England	100
Equibio Limited	England	100
Thermo Optek Limited	England	100
Thermo Cambridge Limited	England	100
VG Systems Limited	England	100
Thermo Radiometrie Limited	England	100
Thermo Electron Limited	England	100
Thermo Electron Weighing & Inspection Limited	England	100
Thermo Sentron Limited	England	100
Thermo Allen Coding Limited	England	100
Thermo Electron (Management Services) Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Life Sciences International Holdings BV	Netherlands	100
Bioanalysis Labsystems, S.A. [10% by Thermo Fisher Scientific B.V.]	Spain	90
Life Sciences International (Poland) SP z O.O	Poland	100
Thermo Ramsey Italia S.r.l.	Italy	100
Helmet Securities Limited	England	100
Life Sciences International LLC	Delaware	100
Thermo Fisher Scientific (Asheville) LLC	Delaware	100
Thermo Neslab LLC	New Hampshire	100
Thermo Fisher Scientific Japan Holdings II B.V.	Netherlands	100
Lab-Line Instruments, Inc.	Delaware	100
Thermo Scientific Services, Inc.	California	100
Thermo Fisher Scientific (Fuji) LLC	Delaware	100
Jouan LLC	Delaware	100
Thermo Kevex X-Ray LLC	Delaware	100
Thermo Gamma-Metrics LLC	Delaware	100
ThermoSpectra Limited	England	100
Thermo Fisher Scientific Cork Ltd	Ireland	100
Laser Analytical Systems, Inc.	California	100
Thermo Finnigan LLC	Delaware	100
TMOI Inc.	Delaware	100
Thermo Fisher Scientific (China) Holding Limited	England	100
TFS Singapore HK Limited	Hong Kong	100
Thermo Fisher Scientific NHK Limited	Hong Kong	100
Thermo Fisher Scientific TR Limited	Hong Kong	100
Thermo Fisher Scientific Baltics UAB [18.24% by Thermo Fisher Scientific (IVGN) Limited and 3.86% by Oxoid Investments GmbH]	Lithuania	77.90
Fermentas China Co., Ltd	China	100
Thermo Fisher Scientific BHK (I) Limited	Hong Kong	100
Thermo Fisher China Business Trust II [1% by Thermo Fisher Scientific BHK (II) Limited]	China	99
Thermo Fisher Scientific BHK (II) Limited	Hong Kong	100
Thermo Fisher Scientific (China-HK) Holding Limited	Hong Kong	100
Alfa Aesar (Hong Kong) Limited	Hong Kong	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Alfa Aesar (China) Chemical Co. Ltd.	China	100
Thermo Fisher Scientific (Shanghai) Instruments Co., Ltd.	China	100
Thermo Fisher Scientific (Suzhou) Instruments Co., Ltd	China	100
Thermo Fisher Scientific (China) Co., Ltd.	China	100
Thermo Fisher Scientific (Shanghai) Management Co., Ltd.	China	100
Thermo Fisher Scientific (Hong Kong) Limited	Hong Kong	100
Thermo Life Science International Trading (Tianjin) Co., Ltd.	China	100
Thermo Fisher Scientific SL	Spain	100
Thermo Fisher (Cayman) Holdings I Ltd.	Cayman Islands	100
Thermo Fisher (Gibraltar) Limited [50% by Thermo Fisher (Cayman) Holdings II Ltd.]	Gibraltar	50
Thermo Fisher (Gibraltar) II Limited	Gibraltar	100
Navaho Acquisition Corp.	Delaware	100
NanoDrop Technologies LLC	Delaware	100
Thermo Fisher (Cayman) Holdings II Ltd.	Cayman Islands	100
Thermo BioAnalysis LLC [5.1% by Life Sciences International Limited and 9.4% by Life Sciences International LLC]	Delaware	85.5
Thermo Fisher Scientific Senior Holdings Australia LLC	Delaware	100
Thermo LabSystems S.A.	Spain	100
Thermo Fisher German Holdings LLC	Delaware	100
Thermo Holding European Operations LLC	Delaware	100
Thermo DMA Inc.	Texas	100
Thermo BioAnalysis Limited	England	100
Thermo Fast U.K. Limited	England	100
Thermo Projects Limited	England	100
Thermo LabSystems Inc.	Massachusetts	100
InnaPhase Limited	England	100
InnaPhase, Inc.	Canada	100
Core Informatics, LLC	Connecticut	100
Core Informatics UK Ltd.	England	100
Thermo Environmental Instruments LLC	California	100
27 Forge Parkway LLC	Delaware	100
Thermo Electron (Calgary) Limited	Canada	100
Thermo Orion Inc.	Massachusetts	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Aquasensors LLC	Delaware	100
Thermo Electron Puerto Rico, Inc.	Puerto Rico	100
Thermo CIDTEC Inc.	New York	100
Thermo Power Corporation	Massachusetts	100
ACI Holdings Inc.	New York	100
Thermo Securities Corporation	Delaware	100
Thermo Eberline Holdings I LLC [49% by Thermo Fisher Scientific Inc.]	Delaware	51
Thermo Eberline Holdings II LLC	Delaware	100
Thermo Eberline LLC	Delaware	100
Thermo Instrument Controls de Mexico, S.A. de C.V. [2% by Thermo Fisher Scientific Inc.]	Mexico	98
ThermoLase LLC	Delaware	100
Trex Medical Corporation	Delaware	100
Fermentas Inc.	Maryland	100
TFS LLC	Massachusetts	100
Thermo Corporation	Delaware	100
Fisher Scientific GmbH	Germany	100
Fisher Scientific Germany Beteiligungs GmbH	Germany	100
Fisher Scientific, spol. S.r.o	Czech Republic	100
Fisher Scientific (Austria) GmbH	Austria	100
Thermo Fisher Scientific Germany BV & Co. KG [0% by Thermo Fisher Germany B.V.]	Germany	100
Fisher Clinical Services GmbH	Germany	100
Fisher Clinical Services Rheinfelden GmbH	Germany	100
Thermo Fisher Scientific (Holding II) B.V. & Co. KG [0% by Thermo Fisher Germany B.V.]	Germany	100
FEI Deutschland GmbH	Germany	100
Thermo Fisher Diagnostics GmbH	Germany	100
Microgenics Corporation	Delaware	100
Consolidated Technologies, Inc.	Wisconsin	100
Microgenics Diagnostics Pty Limited	Australia	100
Remel Inc.	Wisconsin	100
Trek Diagnostic Systems LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Trek Holding Company Ltd.	England	100
Trek Holding Company II Ltd.	England	100
Trek Diagnostic Systems Ltd.	England	100
Thermo Luxembourg Holding LLC	Delaware	100
Thermo MT II Limited [.0000003% by Thermo MT II LLC]	Malta	99.9999997
Thermo MT II LLC	Delaware	100
Thermo Luxembourg Holding S.a.r.l.	Luxembourg	100
Thermo Luxembourg U.S. S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Vector Senior Holdings II UAB	Lithuania	100
Thermo Fisher Scientific Vector Senior Holdings I UAB	Lithuania	100
Thermo Fisher Scientific Vector Holdings UAB	Lithuania	100
Thermo Fisher Scientific Vector Holdings LLC	Delaware	100
FB2 Blocker, LLC	Delaware	100
Brammer Bio Holding Company, LLC [43.18% by Thermo Fisher Scientific Vector Holdings LLC]	Delaware	56.82
Brammer Bio, LLC	Delaware	100
Brammer Bio MA, LLC	Delaware	100
Thermo Fisher Scientific Asset Management 1 GmbH	Germany	100
Thermo Fisher Scientific Asset Management 2 GmbH	Germany	100
Thermo Fisher Scientific Biosciences Corp.	Canada	100
Oxoid Investments GmbH	Germany	100
B.R.A.H.M.S. GmbH [5.025% by Thermo Fisher Scientific Beteiligungsverwaltungs GmbH]	Germany	94.975
B.R.A.H.M.S. Biotech GmbH [6% held privately]	Germany	94
Cezanne S.A.S.	France	100
HENO GmbH i.L.	Germany	100
B.R.A.H.M.S. UK Ltd	England	100
Thermo Fisher Scientific Luxembourg German Holdings S.a.r.l.	Luxembourg	100
Dionex (UK) Limited [.10% by Dionex Corporation]	England	99.90
Thermo Fisher Scientific Chromatography Holdings S.à r.l. [5.28% by Oxoid Investments GmbH]	Luxembourg	94.72
Thermo Fisher Scientific Chromatography Holdings Aps	Denmark	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Dionex Corporation	Delaware	100
Thermo Fisher Scientific Pte. Ltd.	Singapore	100
Dionex Sweden AB	Sweden	100
Dionex I, LLC	Delaware	100
Dionex (Switzerland) AG	Switzerland	100
Dionex Canada Ltd.	Canada	100
Dionex Austria GmbH	Austria	100
Dionex Benelux B.V.	Netherlands	100
Dionex Holding GmbH	Germany	100
Dionex Softron GmbH	Germany	100
Dionex Singapore Pte Ltd.	Singapore	100
Thermo Fisher Scientific Korea Ltd.	Korea	100
Dionex S.A.	France	100
Thermo Fisher Diagnostics (Ireland) Limited	Ireland	100
Dionex S.p.A. [.08% held privately]	Italy	99.92
Dionex China Limited	Hong Kong	100
Dionex (China) Analytical Ltd	China	100
Thermo Fisher Scientific Taiwan Co., Ltd.	Taiwan	100
Dionex Denmark A/S	Denmark	100
Thermo Fisher Scientific (Breda) Holding BV	Netherlands	100
Thermo Luxembourg S.a.r.l.	Luxembourg	100
Thermo TLH L.P. [.01% by Thermo TLH (U.K.) Limited]	Delaware	99.99
Thermo TLH (UK) Limited	England	100
Thermo TLH (MT) Limited [.000003% by Thermo TLH L.P.]	Malta	99.999997
Thermo TLH Luxembourg S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific IT Services GmbH	Germany	100
Thermo Fisher Scientific GmbH	Germany	100
BmT GmbH Laborprodukte	Germany	100
Thermo Fisher Scientific (Real Estate 1) S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Messtechnik GmbH [10.04% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	89.96

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Electron (Karlsruhe) GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
Thermo Electron Pension Trust GmbH	Germany	100
Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG [0% by Fisher Scientific Germany Beteiligungs GmbH]	Germany	100
Thermo Fisher Scientific (Bremen) GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
La-Pha-Pack GmbH	Germany	100
Thermo Electron LED GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
Thermo Electron LED GmbH	Austria	100
Oxoid Deutschland GmbH	Germany	100
Microgenics B.V. & Co. KG [.01% by Thermo Fisher Germany B.V.]	Germany	99.9
ILS Laboratories Scandinavia, AB	Sweden	100
Advanced Scientifics International, Inc.	Pennsylvania	100
Advanced Scientifics, Inc.	Pennsylvania	100
Avances Cientificos de Mexico, S. de R.L. de C.V. [1.005% by Advanced Scientifics International, Inc.]	Mexico	98.995
Barnstead Thermolyne LLC	Delaware	100
Thermo Fisher Scientific China Holdings I B.V.	Netherlands	100
Thermo Fisher Scientific China Holdings II B.V.	Netherlands	100
Thermo Fisher Scientific China Holdings III B.V.	Netherlands	100
Thermo Fisher China Business Trust [1% by Thermo Fisher Scientific China Holdings IV B.V.]	China	99
Thermo Fisher Scientific China Holdings IV B.V.	Netherlands	100
Fisher Scientific International LLC	Delaware	100
NERL Diagnostics LLC	Wisconsin	100
FHP LLC	Delaware	100
Alchematrix, Inc.	Delaware	100
Fisher Internet Minority Holdings L.L.C.	Delaware	100
Alchematrix LLC	Delaware	100
Apogent Technologies Inc.	Wisconsin	100
Apogent Holding Company	Delaware	100
Niton Asia Limited	Hong Kong	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Matrix Technologies LLC	Delaware	100
Molecular BioProducts, Inc.	California	100
Intrinsic BioProbes, Inc.	Arizona	100
Labomex MBP, S. de R. L. De C.V. [.04% by Apogent Technologies Inc.]	Mexico	99.96
National Scientific Company	Wisconsin	100
Lab-Chrom-Pack LLC	New York	100
Robbins Scientific LLC	California	100
Apogent Transition Corp.	Delaware	100
Erie Scientific LLC	Delaware	100
Lab Vision (UK) Limited [.05% by Erie U.K. Limited]	England	99.95
Microm Laborgerate S.L.	Spain	100
Thermo Fisher Scientific Life Holdings II C.V. [10.000012% by Fisher WWD Holding L.L.C., .000060% by Fisher Scientific Worldwide Inc., and .000001% by Apogent Technologies Inc.]	Netherlands	89.999927
Thermo Fisher Scientific AL-1 LLC	Delaware	100
Thermo Fisher Scientific Life Holdings III C.V. [33.19378799% by Erie Scientific LLC, 20.30539491% by Thermo Fisher Scientific Inc., 2.01316373% by Thermo BioAnalysis LLC, and .00000002% by Thermo Fisher Scientific AL-1 LLC]	Netherlands	44.48765335
Thermo Fisher Scientific Life Investments GP LLC	Delaware	100
Thermo Fisher Scientific Life Investments C.V. [.00000002% by Thermo Fisher Scientific Life Investments GP LLC]	Netherlands	99.99999998
Thermo Fisher Scientific Life Senior GP Holdings II LLC	Delaware	100
Thermo Fisher Scientific Life Senior GP Holdings LLC	Delaware	100
Thermo Fisher Scientific Life Senior Holdings II C.V. [.01% by Thermo Fisher Scientific Life Senior GP Holdings II LLC]	Netherlands	99.99
TFSL Senior GP Holdings 2 LLC	Delaware	100
Thermo Fisher Scientific Life Senior Holdings C.V. [.01% by TFSL Senior GP Holdings 2 LLC]	Netherlands	99.99
TFSL Financing GP LLC	Delaware	100
Thermo Fisher Scientific Life CV GP Holdings LLC	Delaware	100
Thermo Fisher Scientific Life Holdings I C.V. [.01% by Thermo Fisher Scientific Life CV GP Holdings LLC]	Netherlands	99.99
Thermo Fisher Scientific Life Switzerland Holdings GP LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Switzerland Holdings C.V. [.01% by Thermo Fisher Scientific Life Switzerland Holdings GP LLC]	Netherlands	99.99
Thermo Fisher Scientific AU LLC	Delaware	100
Thermo Fisher Scientific AU C.V. [1% by Thermo Fisher Scientific AU LLC]	Netherlands	99
Thermo Fisher Scientific Life Technologies Investment I LLC	Delaware	100
Thermo Fisher Scientific Life Technologies Investment II LLC	Delaware	100
Thermo Fisher Scientific Life Technologies Investments Holding LP [.10% by Thermo Fisher Scientific Life Technologies Investment I LLC]	England	99.90
Thermo Electron Australia Pty Limited	Australia	100
Thermo Trace Pty Ltd.	Australia	100
Thermo Fisher Scientific Australia Pty Ltd	Australia	100
Dionex Pty Limited	Australia	100
Life Technologies Australia PTY Ltd.	Australia	100
Lomb Scientific (Aust) Pty Limited	Australia	100
Technology Design Solutions Pty Ltd	Australia	100
App-Tek International Pty Ltd	Australia	100
Thermo Fisher Scientific New Zealand Holdings	New Zealand	100
Thermo Fisher Scientific New Zealand Limited	New Zealand	100
Thermo Gamma-Metrics Holdings Pty Ltd.	Australia	100
Thermo Gamma-Metrics Pty Ltd	Australia	100
Thermo Electron (Chile) S.p.A.	Chile	100
Thermo Fisher Scientific Life Financing (Cayman)	Cayman Islands	100
Thermo Fisher Scientific Life Financing (Barbados) SRL	Barbados	100
Thermo Fisher Scientific Life Technologies Investment UK II Limited	England	100
Thermo Fisher Scientific Life Holdings Limited	England	100
Thermo Fisher Scientific Life Financing Limited	England	100
Thermo Fisher Scientific AU Limited	England	100
Life Technologies Limited	Scotland	100
Matrix MicroScience Ltd.	England	100
Thermo Fisher Scientific Luxembourg Sweden Holdings II S.à r.l.	Luxembourg	100
Thermo Fisher Scientific Switzerland B.V.	Netherlands	100
SwissAnalytic Group GmbH	Switzerland	100
Thermo Fisher Scientific (Ecublens) SARL	Switzerland	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Holdings Europe Limited	England	100
Thermo Fisher Scientific SpA	Italy	100
Fisher Luxembourg Danish Holdings SARL	Luxembourg	100
Fisher Holdings ApS	Denmark	100
Apogent Denmark ApS	Denmark	100
Fisher BioImage ApS	Denmark	100
Nunc A/S	Denmark	100
Proxeon Biosystems ApS	Denmark	100
Kendro Laboratory Products Ltd	England	100
Kendro Containment & Services Limited	England	100
Thermo Fisher Scientific (Johannesburg) (Proprietary) Limited	South Africa	100
Thermo Fisher Scientific (Schweiz) AG	Switzerland	100
Thermo Fisher Scientific Wissenschaftliche Geräte GmbH	Austria	100
Thermo Fisher Scientific (Praha) s.r.o.	Czech Republic	100
Thermo Electron Sweden Forvaltning AB [10.08% by Dionex Corporation]	Sweden	89.92
Spectra-Physics AB	Sweden	100
Thermo Fisher Scientific Spectra Malta Limited [.03997% by Thermo Fisher Scientific Spectra LLC]	Malta	99.96003
Thermo Fisher Scientific Spectra S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Spectra-Physics Holdings Luxembourg II S.à r.l.	Luxembourg	100
Thermo MF Physics LLC	Delaware	100
Thermo Fisher Scientific Spectra-Physics Holdings Luxembourg I S.à r.l.	Luxembourg	100
Spectra-Physics Holdings USA, LLC	Delaware	100
Thermo Fisher Scientific Spectra-Physics Investments Malta Limited [.0000011% by Spectra-Physics Holdings USA, LLC]	Malta	99.9999989
Thermo Fisher Scientific Spectra LLC	Delaware	100
Spectra-Physics Holdings Limited	England	100
Thermo Fisher Scientific Japan Holdings III B.V.	Netherlands	100
Thermo Fisher Scientific K.K. [0% by TFS Breda B.V. – preferred shares]	Japan	100
Saroph Sweden AB	Sweden	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Electron Sweden AB	Sweden	100
Thermo Life Sciences AB	Sweden	100
TFS Breda B.V. [.25% by Thermo Fisher Scientific C.V.]	Netherlands	99.75
Thermo Fisher Scientific Life Financing C.V. [38.65428508% by Thermo Fisher Scientific Life Holdings I C.V. and .00000003% by TFSL Financing GP LLC]	Netherlands	61.34571489
Metavac LLC	Delaware	100
Abgene Inc.	Delaware	100
Apogent Finance Company	Delaware	100
Capitol Vial, Inc.	Alabama	100
Capitol Scientific Products, Inc.	New York	100
Chase Scientific Glass, Inc. [50% by Apogent Holding Company]	Wisconsin	50
EP Scientific Products LLC	Delaware	100
Erie Scientific Company of Puerto Rico	Delaware	100
Erie Scientific Hungary Ipari és Szolgáltató Kft	Hungary	100
Erie UK Holding Company	Delaware	100
Erie LP Holding LLC	Delaware	100
Fisher Scientific Investments (Cayman), Ltd.	Cayman Islands	100
Thermo Fisher Scientific Erie Financing (Barbados) SRL	Barbados	100
Erie U.K. Limited	England	100
Nalge Nunc International Corporation	Delaware	100
Epsom Glass Industries Limited	England	100
Thermo Fisher Scientific (Monterrey), S. De R.L. De C.V. [1% by Nalge Nunc International (Monterrey) LLC]	Mexico	99
236 Perinton Parkway, LLC	New York	100
ARG Services LLC	Delaware	100
Owl Separation Systems LLC	Wisconsin	100
Nalge Nunc International (Monterrey) LLC	Delaware	100
Erie UK Senior Holding Limited [1.01% by Erie LP Holding LLC]	England	98.99
LambTrack Limited	England	100
Erie UK 2 Limited	England	100
Thermo BioSciences Holdings LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Pierce Biotechnology, Inc.	Delaware	100
Perbio Science, Inc.	Delaware	100
Pierce Milwaukee, Inc.	Delaware	100
Pierce Milwaukee Holding Corp.	Delaware	100
Thermo Fisher Scientific (Milwaukee) LLC [1% by Pierce Milwaukee, Inc.]	Delaware	99
Advanced Biotechnologies Limited	England	100
Abgene Limited	England	100
Apogent U.K. Limited	England	100
Matrix Technologies Corporation Limited	England	100
Nalge (Europe) Limited	England	100
Chromacol Limited	England	100
Ever Ready Thermometer Co., Inc.	Wisconsin	100
Fisher Asia Manufacturing Ventures Inc. [20% held privately]	British Virgin Islands	80
Samco Scientific LLC	Delaware	100
Samco Scientific (Monterrey) LLC	Delaware	100
Seradyn Inc.	Delaware	100
Applied Scientific Corporation	California	100
Cellomics, Inc.	Delaware	100
Fisher BioSciences Japan G.K.	Japan	100
CTPS LLC	Delaware	100
Clintrak Pharmaceutical Services, LLC	Delaware	100
Fisher Clinical Services (Bristol), LLC	Delaware	100
Clintrak Clinical Labeling Services, LLC	Delaware	100
Columbia Diagnostics, Inc.	Delaware	100
Drakeside Real Estate Holding Company LLC	Delaware	100
Duke Scientific Corporation	California	100
Fisher Clinical Services Inc.	Pennsylvania	100
Eutech Instruments Pte Ltd.	Singapore	100
Eutech Instruments Europe B.V.	Netherlands	100
Eutech Instruments Sdn Bhd	Malaysia	100
Thermo Fisher Scientific Brasil Serviços de Logística Ltda [.001% by Fisher BioServices Inc.]	Brazil	99.999

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher BioServices Inc.	Virginia	100
Southern Trials (Pty) Ltd.	South Africa	100
Schantz Road LLC	Pennsylvania	100
Specialty (SMI) Inc.	California	100
Fisher Germany Holdings GmbH	Germany	100
Fisher Hamilton China Inc.	Delaware	100
Fisher Manufacturing (Malaysia) Sdn Bhd	Malaysia	100
Fisher Scientific Brazil Inc.	Delaware	100
Systems Manufacturing Corporation	Delaware	100
Fisher Scientific Central America Inc.	Delaware	100
Fisher Scientific Chile Inc.	Delaware	100
Consultores Fisher Scientific Chile Ltd [50% by Fisher Scientific Worldwide Inc.]	Chile	50
Fisher Scientific Colombia Inc.	Delaware	100
Fisher Scientific Company L.L.C.	Delaware	100
Fisher Scientific Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica	100
Thermo Fisher Scientific Brahms LLC	Delaware	100
Biochemical Sciences LLC	Delaware	100
Fisher Scientific de Mexico S.A.	Mexico	100
Medical Analysis Systems, Inc.	Delaware	100
Medical Analysis Systems International, Inc.	California	100
Medical Diagnostics Systems, Inc.	California	100
United Diagnostics, Inc.	Delaware	100
Fisher Scientific Latin America Inc.	Delaware	100
Fisher Scientific Mexico Inc.	Delaware	100
FS Mexicana Holdings LLC [.01% by Fisher Scientific Mexicana, S. de R.L. de C.V]	Delaware	99.99
Fisher Alder S. de R.L. de C.V. [.0020% by Fisher Scientific International LLC]	Mexico	99.9980
Fisher Hamilton Mexico LLC	Delaware	100
Fisher Scientific Mexicana, S. de R.L. de C.V. [.01% by Fisher Scientific Worldwide Inc.]	Mexico	99.99
FS Casa Rocas Holdings LLC [1% by Fisher Mexico, S. de R.L. de C.V]	Delaware	99

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher Mexico, S. de R.L. de C.V. [.0000269% by FS Casa Rocas Holdings LLC]	Mexico	99.9999731
Fisher Scientific Middle East and Africa Inc.	Delaware	100
Fisher Scientific Operating Company	Delaware	100
Fisher Scientific Venezuela Inc.	Delaware	100
Fisher Scientific Worldwide (Shanghai) Co., Ltd.	China	100
FRC Holding Inc., V	Delaware	100
FS (Barbados) Capital Holdings Ltd.	Barbados	100
Golden West Indemnity Company Limited	Bermuda	100
Liberty Lane Real Estate Holding Company LLC	Delaware	100
New FS Holdings Inc.	Delaware	100
Hangar 215, Inc.	Delaware	100
Fisher Scientific Worldwide Inc.	Delaware	100
FSIR Holdings (US) Inc. [1.265% by Fisher Clinical Services Inc.]	Delaware	98.735
Liberty Lane Investment LLC	Delaware	100
Fisher Scientific Holding Company LLC	Delaware	100
Fisher Scientific Holdings (M) Sdn Bhd	Malaysia	100
Bumi-Sans Sendirian Berhad	Malaysia	100
Fisher Scientific (M) Sdn Bhd	Malaysia	100
General Scientific Company Sdn Bhd (M)	Malaysia	100
Fisher Scientific Holdings (S) Pte Ltd	Singapore	100
Fisher Scientific Pte. Ltd. [16.57% by Fisher Scientific International LLC]	Singapore	83.43
Fisher Scientific (SEA) Pte. Ltd.	Singapore	100
Fisher Scientific Australia Pty Limited	Australia	100
FSIR Holdings (UK) Limited	England	100
FSWH Company LLC	Delaware	100
FSI Receivables Company LLC	Delaware	100
Fisher Bermuda Holdings Limited	Bermuda	100
Thermo Fisher Scientific FSIR Financing (Barbados) SRL	Barbados	100
Thermo Fisher Scientific FSIR Financing S.a.r.l.	Luxembourg	100
Fisher Scientific Worldwide Holdings I C.V. [12% by Fisher Scientific Worldwide Inc.]	Netherlands	88

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Finesse Solutions, Inc.	Delaware	100
Finesse Scientific Equipment (Shanghai) Co., Ltd.	China	100
Finesse Solutions AG	Switzerland	100
FSWH International Holdings LLC	Delaware	100
Thermo Fisher Scientific Life Investments US Financing I LLC [1% by FSIR Holdings (US) Inc.]	Delaware	99
Phadia International Holdings C.V. [10% by FSIR Holdings (US) Inc.]	Netherlands	90
Power Sweden Holdings III Aktiebolag	Sweden	100
Phadia International LLC	Delaware	100
Thermo Fisher Scientific B.V.B.A.	Belgium	100
Thermo Fisher Scientific Worldwide Investments (Cayman)	Cayman Islands	100
Thermo Fisher Scientific Worldwide Investments (Luxembourg) S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Worldwide Investments LLC	Delaware	100
Thermo Fisher Scientific Investments (Sweden) S.a.r.l. [16.086% by CHK Holdings Inc.]	Luxembourg	83.914
Thermo Fisher Scientific Life Investments I S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Investments (Sweden) II LLC	Delaware	100
Thermo Fisher Scientific Investments Malta (Sweden Financing) Limited [.00000002% by Thermo Fisher Scientific Investments (Sweden) LLC and 26.76040344% by Thermo Fisher Scientific Life Investments I S.a.r.l]	Malta	73.23959654
Thermo Fisher Scientific Investments (Sweden) LLC	Delaware	100
Thermo Fisher Scientific Denmark Senior Holdings ApS	Denmark	100
Fisher Scientific Holding HK Limited [.01% by Fisher Scientific Holding Company LLC]	Hong Kong	99.99
Fisher Scientific (Hong Kong) Limited [.022% Fisher Scientific Holding Company LLC]	Hong Kong	99.978
Fisher Scientific Japan, Ltd.	Japan	100
Fisher Scientific Korea Ltd	Korea	100
Fisher WWD Holding L.L.C.	Delaware	100
Kyle Jordan Investments LLC	Delaware	100
Pacific Rim Far East Industries LLC	Delaware	100
Pacific Rim Investment, LLC	Delaware	100
Marketbase International Limited	Hong Kong	100
Thermo-Fisher Biochemical Product (Beijing) Co., Ltd.	China	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
HighChem s.r.o.	Slovakia	100
Thermo Fisher Scientific HR Services Mexico, S. de R.L. de C.V. [1% by Fisher Clinical Services (Mexico) LLC]	Mexico	99
Thermo Fisher Scientific China (C-I) LLC	Delaware	100
Shanghai Thermo Fisher (C-I) Trading Co. Ltd	China	100
Pasteur Acquisition SRL	Barbados	100
Thermo Fisher Scientific China (S) LLC	Delaware	100
Shanghai Thermo Fisher (S) Trading Co. Ltd	China	100
Molecular Transfer, Inc.	Delaware	100
Thermo Fisher Scientific Cyprus I Ltd	Cayman Islands	100
Thermo Fisher Scientific Cyprus II Ltd	Cayman Islands	100
Thermo Fisher Scientific India Holding LLC	Delaware	100
Thermo Fisher Scientific Cyprus III Ltd	Cayman Islands	100
Thermo Fisher Cyprus Holdings LLC	Delaware	100
Thermo Fisher Detection Mexico LLC	Delaware	100
Thermo Fisher Scientific Cyprus I C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Scientific Cyprus II C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Scientific Cyprus III C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Scientific Cyprus IV C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Scientific Cyprus V C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Costa Rica Sociedad de Responsabilidad Limitada [1% by Fisher Scientific Company L.L.C.]	Costa Rica	99
Thermo Fisher Scientific South Africa Proprietary Ltd	South Africa	100
TFS Third Avenue (Barbados) I Srl	Barbados	100
TFS (Barbados) I Srl	Barbados	100
Thermo Services (Hungary) Kft	Hungary	100
Thermo Fisher Scientific One Limited	England	100
Erie UK 1 Limited	England	100
Erie UK 5 Limited	England	100
Erie US II LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Erie Finance Holding Limited	England	100
Erie Finance Limited	England	100
Erie Finance 1 Limited	England	100
Erie UK 3 Limited [1% by Erie US III LLC]	England	99
Erie Finance 2 Limited	England	100
Thermo Fisher Scientific (Finance I) B.V.	Netherlands	100
Life Technologies Finland Oy	Finland	100
Erie US III LLC	Delaware	100
Thermo Fisher Scientific Erie Financing S.a r.l	Luxembourg	100
Erie Luxembourg LLC	Delaware	100
Thermo Fisher Scientific Erie 1 Financing (Barbados) SRL	Barbados	100
Thermo Fisher Scientific EMEA Limited	Ireland	100